UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 16, 2006

                                  ZHONGPIN INC.
             (Exact Name of Registrant as Specified in Its Charter)

             DELAWARE                    333-112111              54-2100419
--------------------------------  ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
         Incorporation)                                      Identification No.)


    21 CHANGSHE ROAD, CHANGGE. HENAN PROVINCE, PRC
    ---------------------------------------------------       ---------------
    (Address of Principal Executive Offices)                  (Zip Code)

     (Registrant's telephone number, including area code) 011 86 374-6216633

                     U.S. Contact: c/o DeHeng Chen Chan LLC,
                    225 Broadway, Suite 1910, New York, NY,
              tel: (212) 608-6500, Attention: Wesley J. Paul, Esq.

        Former Address: 2591 DALLAS PARKWAY, SUITE 102, FRISCO, TX 75034

                              STRONG TECHNICAL INC.
          (Former Name or Former Address, if Changed Since Last Report)

     Indicate by check mark whether the registrant is a shell company (as
defined in Rule 12b-2 of the Exchange Act). |_| Yes   |X| No

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR.

On February 16, 2006, we filed an amendment to our Certificate of Incorporation to carry out a one-for-35.349 reverse stock split of all issued and outstanding shares of our common stock, which became effective as of the close of business on February 16, 2006. In connection with the reverse split, we also changed our name to Zhongpin Inc., which change became effective on February 16, 2006.

As a result of the reverse split, holders of our shares of common stock will receive one share of Zhongpin common stock for every 35.349 shares they currently own, and a cash payment will be made in lieu of fractional shares to the extent that an individual's holdings are not evenly divisible by 35.349. Post-split trading of our shares on the Over-The-Counter Market on the NASD Electronic Bulletin Board (OTCBB) began on February 17, 2006 under the new ticker symbol "ZHNP."

     As a result of the reverse stock split, our issued and outstanding common stock was reduced from approximately 415,442,354 shares to approximately 11,752,578 shares. Our authorized capital of the Company was reduced from 820 million shares to thirty five million shares, of which 25 million shares are authorized as common stock and 10 million shares are authorized as preferred stock. A copy of the Amendment is attached hereto as Exhibit 3.1.

The shares of common stock to be issued as a result of the reverse split will possess a new CUSIP number. A copy of the form of the new specimen common stock certificate is attached hereto as Exhibit 4.1.

The press release announcing the reverse split and change in name is attached hereto as Exhibit 99.1


SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)      Exhibits:


         3.1*    Certificate of Amendment of Certificate of Incorporation
         4.1*    Form of Specimen Common Stock Certificate
         99.1*   Press release dated February 21, 2006

         * FILED HEREWITH

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             ZHONGPIN INC.



Dated:  February 22, 2006                    By:  /s/ XIANFU ZHU
                                                  --------------------------
                                                  Name: XIANFU ZHU
                                                  Title: CEO and Chairman